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                                Exhibit 10(c)

              Amendment Dated June 1, 1988 to Advisory Agreement
                    Between the Registrant and the Advisor





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                          [REAFUND CORPORATION LOGO]


                                  June 1, 1988




ReaFund Advisors, Inc.
1385 Eaton Center
Cleveland, Ohio 44114

Attention:  Alfred Lerner, President

Dear Al:

          Please be advised that the Trustees of Realty ReFund Trust (the "Trust") have agreed to extend the Advisory Agreement between ReaFund Advisors, Inc. (the "Adviser") and the Trust, for an additional term of one (1) year expiring June, 1989, on the same terms, conditions and provisions contained in the original Agreement as extended from time to time.

          If this Agreement to extend meets with the approval of the Adviser, please acknowledge the same on the copy of this letter enclosed for that purpose.

                             Very truly yours,

                             Realty ReFund Trust


                             By /s/ James H. Berick
                               James H. Berick
                               Vice-Chairman and Secretary


JHB/ctw



          The foregoing extension is hereby accepted.


                               ReaFund Advisors, Inc.


                               By /s/ Alfred Lerner
                                 Alfred Lerner, President